SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Aston Funds

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April 28, 2016

ASTON FUNDS

ASTON SMALL CAP FUND

(FORMERLY, ASTON/TAMRO SMALL CAP FUND)

Dear Valued Shareholder:

I am writing to you about two important proposals relating to ASTON Small Cap Fund (formerly, ASTON/TAMRO Small Cap Fund) (the “Fund”), a series of Aston Funds (“Aston Funds” or the “Trust”). This proxy statement asks you to consider and vote on the following two proposals: (1) to approve a new subadvisory agreement between Aston Asset Management, LLC and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund and (2) to amend certain of the Fund’s “fundamental” investment restrictions. GW&K has been acting as the Fund’s subadvisor on an interim basis since February 1, 2016, when it replaced TAMRO Capital Partners LLC (“TAMRO”) as subadvisor to the Fund. Under applicable regulations, if shareholders do not approve the new subadvisory agreement with GW&K on or before June 30, 2016, GW&K may no longer be able to act as subadvisor to the Fund and the Board of Trustees may consider other alternatives for the Fund, including possible liquidation of the Fund. The fee paid to GW&K under the interim and new agreement is the same rate that was paid to TAMRO and is paid by the Fund’s investment adviser, and the approval of the new subadvisory agreement will not increase the management fee rate borne by Fund shareholders.

A special meeting of shareholders (the “Meeting”) of the Fund has been scheduled for June 3, 2016 to vote on these matters. If you are a shareholder of record of the Fund as of the close of business on April 21, 2016, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on the proposals, as noted above. For the reasons discussed in the enclosed materials, the Board of Trustees of Aston Funds recommends that you vote “FOR” both proposals. You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	In person at the shareholder meeting on June 3, 2016.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on these important proposals. Please also read the enclosed information carefully before voting. If you have questions, please call D.F. King & Co., Inc., an ASTOne Company, the Fund’s proxy solicitor, toll-free at 1-877-732-3621.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy statement to shareholders (“Proxy Statement”). For this reason, the information is qualified in its entirety by reference to the enclosed Proxy Statement.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials — that include the Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning ASTON Small Cap Fund (formerly, ASTON/TAMRO Small Cap Fund) (the “Fund”), a series of Aston Funds (“Aston Funds” or the “Trust”). The proposals are described below.

Q.	What are the proposals about?

A.	The Proxy Statement presents two proposals.

Proposal 1

This proposal relates to a proposed new subadvisory agreement between Aston Asset Management, LLC (“Aston” or the “Investment Adviser”) and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund. At an in-person meeting held on January 11, 2016, and based upon the recommendation of the Investment Adviser and other factors, the Trust’s Board of Trustees (the “Board”) terminated the subadvisory agreement with TAMRO Capital Partners LLC, the then-current subadvisor of the Fund (“TAMRO”), and approved the appointment of GW&K as the subadvisor to the Fund on an interim basis to replace TAMRO, with GW&K’s services beginning on February 1, 2016. GW&K was appointed interim subadvisor pursuant to an interim subadvisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). At the in-person meeting held on January 11, 2016, the Board also approved the longer-term appointment of GW&K as the subadvisor to the Fund and the adoption of a new subadvisory agreement between the Investment Adviser and GW&K, subject to shareholder approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund must approve the new subadvisory agreement on or before June 30, 2016 in order for GW&K to serve as subadvisor to the Fund on an uninterrupted basis following that date. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” this Proposal 1.

Proposal 2

This proposal relates to the proposed amendment of the fundamental investment restrictions of the Fund. The proposed changes are intended to update and standardize the Fund’s fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed changes are designed to provide the Fund’s subadvisor and the Board increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 2. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of 74 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Funds Family of Funds”), more generally, by simplifying and making uniform the fundamental investment restrictions across most of the other funds in the AMG Funds Family of Funds. Furthermore, Aston has indicated that it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed if the proposal is approved. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” this Proposal 2.

Q.	When is the Meeting?

A.	The enclosed proxy is being solicited for use at the special meeting of shareholders of the Fund to be held on June 3, 2016 (the “Meeting”) at 3:00 p.m. (Eastern Time) at the offices of AMG Funds LLC, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

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Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” both proposals. Please see the section of the Proxy Statement discussing each proposal for a discussion of the Board’s considerations in making such recommendation.

Q.	What vote is required to approve each proposal?

A.	Each proposal and sub-proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I place my vote?

A.	You may provide the Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call D.F. King & Co., Inc., an ASTOne Company, the Fund’s proxy solicitor (“D.F. King”), toll-free at 1-877-732-3621.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call D.F. King, toll-free at 1-877-732-3621.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

PROMPT VOTING IS REQUESTED.

ASTON FUNDS

ASTON SMALL CAP FUND

(FORMERLY, ASTON/TAMRO SMALL CAP FUND)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 3, 2016

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of ASTON Small Cap Fund (formerly ASTON/TAMRO Small Cap Fund) (the “Fund”), a series of Aston Funds (“Aston Funds” or the “Trust”), will be held on June 3, 2016 at 3:00 p.m. (Eastern Time) at the offices of AMG Funds LLC, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 for the purposes listed below:

Proposal Summary

1.	Approval of a new subadvisory agreement between Aston Asset Management, LLC and GW&K Investment Management, LLC with respect to the Fund.

2.	Amendment of “fundamental” investment restrictions of the Fund.

3.	Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust’s Board of Trustees (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” all proposals.

Shareholders of record at the close of business on April 21, 2016 are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

We call your attention to the accompanying proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting. Please call D.F. King & Co., Inc., an ASTOne Company, the Fund’s proxy solicitor, toll-free at 1-877-732-3621 if you have any questions relating to attending the Meeting in person or your vote instructions.

By Order of the Board of Trustees,

/s/ Mark J. Duggan
Mark J. Duggan, Secretary
April 28, 2016

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JUNE 3, 2016

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about the Fund in the Fund’s annual report, for the fiscal year ended October 31, 2015, including financial statements for the fiscal year ended October 31, 2015. You may obtain copies of this report and other Fund documents, including the Fund’s current prospectus, without charge, upon request, by writing to Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940, or by calling 1-800-992-8151, or on the Fund’s website at www.astonfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

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ASTON FUNDS

ASTON SMALL CAP FUND

(FORMERLY, ASTON/TAMRO SMALL CAP FUND)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 3, 2016

This proxy statement (“Proxy Statement”) and the enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Aston Funds (“Aston Funds” or the “Trust”) on behalf of its series, ASTON Small Cap Fund (formerly, ASTON/TAMRO Small Cap Fund) (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held on June 3, 2016 (the “Meeting”) at 3:00 p.m. (Eastern Time) at the offices of AMG Funds LLC, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

Proposal Summary

1.	Approval of a new subadvisory agreement between Aston Asset Management, LLC and GW&K Investment Management, LLC with respect to the Fund.

2.	Amendment of fundamental investment restrictions of the Fund with respect to (a) borrowing and issuing senior securities and (b) lending.

3.	Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement and the accompanying notice and proxy card are being first mailed to shareholders on or about May 3, 2016.

Shareholders of record at the close of business on April 21, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof, even if shareholders no longer own shares.

If you have any questions about the proposals or about voting, please call D.F. King & Co., Inc., an ASTOne Company, the Fund’s proxy solicitor, toll-free at 1-877-732-3621.

OVERVIEW OF THE PROPOSALS

Proposal 1

At an in-person meeting held on January 11, 2016, and based upon the recommendation of Aston Asset Management, LLC (the “Investment Adviser” or “Aston”) and other factors, the Board terminated the subadvisory agreement with TAMRO Capital Partners LLC (“TAMRO”), the then-current subadvisor of the Fund, and approved the appointment of GW&K Investment Management, LLC (“GW&K”) as the subadvisor to the Fund on an interim basis to replace TAMRO with GW&K’s services beginning on February 1, 2016. Aston and the Board believed that termination of the subadvisory agreement with TAMRO and the proposed new arrangements with GW&K were in the best interests of the Fund. GW&K was appointed subadvisor pursuant to an interim subadvisory agreement between Aston and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after February 1, 2016 or the approval of a new subadvisory agreement with GW&K by the Fund’s Board and shareholders. At the in-person meeting held on January 11, 2016, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of Aston Funds (the “Independent Trustees”), also approved (i) the longer-term appointment of GW&K as the subadvisor to the Fund, (ii) a new subadvisory agreement between Aston and GW&K with respect to the Fund (the “New Subadvisory Agreement”) and (iii) the submission of the New Subadvisory Agreement to Fund shareholders for approval. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

Proposal 2

You are being asked to approve updates to, and the standardization of, certain of the investment restrictions of the Fund through the amendment of the Fund’s fundamental investment restrictions. The proposed changes are intended to update and standardize the Fund’s fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed changes are designed to provide the Fund’s subadvisor and the Board increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 2. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of 74 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Funds Family of Funds”), more generally, by simplifying and making uniform the fundamental investment restrictions across most of the other funds in the AMG Funds Family of Funds. Furthermore, Aston has indicated that it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed if the proposal is approved. As to sub-proposals 2.A and 2.B, the shareholders of the Fund will vote separately on a sub-proposal-by-sub-proposal basis. Therefore, should a change to a fundamental investment restriction not be approved for the Fund, the Fund’s current fundamental investment restriction would continue to apply. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

PROPOSAL 1: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT ADVISER AND GW&K WITH RESPECT TO ASTON SMALL CAP FUND

Introduction

The Fund is a series of Aston Funds, a statutory trust organized under the laws of the State of Delaware pursuant to a Trust Instrument filed with the State of Delaware on September 10, 1993, as amended (the “Trust Instrument”). The operations of the Fund are governed by Delaware law and by the Trust Instrument and the Amended and Restated By-Laws of Aston Funds (the “Bylaws”). The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company and subject to the provisions of the 1940 Act, and the rules and regulations thereunder. Aston is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”). AMG’s interests in Aston are held through AMG’s wholly-owned subsidiary, AMG Funds LLC (“AMGF”). The Investment Adviser, located at 120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602, serves as investment adviser and administrator of the Fund and is responsible for the Fund’s overall administration and management. Foreside Funds Distributors LLC, located at 400 Berwyn Park, 899 Cassatt Road Berwyn, Pennsylvania 19312, serves as the Fund’s distributor.

The principal executive offices of the Trust are located at 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602.

At an in-person meeting held on January 11, 2016, and based upon the recommendation of the Investment Adviser and other factors, the Board, including a majority of the Independent Trustees, terminated the subadvisory agreement with TAMRO, the then-current subadvisor of the Fund, and approved the appointment of GW&K as the subadvisor to the Fund on an interim basis to replace TAMRO, with GW&K’s services beginning on February 1, 2016 (the “Implementation Date”). The Investment Adviser and the Board believed that termination of the subadvisory agreement with TAMRO and the proposed new arrangements with GW&K were in the best interests of the Fund. GW&K was appointed subadvisor pursuant to the Interim Subadvisory Agreement between the

Investment Adviser and GW&K, to be effective until the earlier of 150 days after February 1, 2016 or the approval of a new subadvisory agreement with GW&K by the Board and Fund shareholders. At the in-person meeting held on January 11, 2016, the Board, including a majority of the Independent Trustees, also approved (i) the longer-term appointment of GW&K as the subadvisor to the Fund, (ii) the New Subadvisory Agreement between the Investment Adviser and GW&K with respect to the Fund and (iii) the submission of the New Subadvisory Agreement to Fund shareholders for approval. The material differences between the Interim Subadvisory Agreement and the former subadvisory agreement between the Investment Adviser and TAMRO (the “Former Subadvisory Agreement”) with respect to the Fund, as well as the differences between the New Subadvisory Agreement and the Former Subadvisory Agreement, are described below.

In addition to the changes described above, at the Board meeting held on January 11, 2016, the Board also approved a proposal to change the Fund’s name from ASTON/TAMRO Small Cap Fund to ASTON Small Cap Fund, which became effective as of February 1, 2016.

If the shareholders of the Fund approve Proposal 1, GW&K will continue to serve as subadvisor to the Fund under the terms of the New Subadvisory Agreement.

Information About GW&K

GW&K, located at 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116, is an investment management firm that has advised individual and institutional clients since 1974. As of December 31, 2015, the firm had approximately $27.58 billion in assets under management. In 2008, GW&K became an affiliate of AMGF. Under this partnership, AMG, through its wholly-owned subsidiary, AMG Boston Holdings, LLC, indirectly owns a majority interest in GW&K, with the remaining ownership interest held among members of GW&K’s management team. GW&K’s management team is responsible for the day-to-day management of the firm and maintains full autonomy over the investment process. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of December 31, 2015, AMG had approximately $628 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of GW&K is set forth below. The address of each of them is c/o GW&K Investment Management, LLC, 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Harold G. Kotler, CFA	Chief Executive Officer; Chief Investment Officer
Thomas Williams Roberts, III	Co-President; Chief Compliance Officer
Thomas F.X. Powers	Co-President

Board of Trustees Approvals

At an in-person meeting held on January 11, 2016, and based upon the recommendation of the Investment Adviser and other factors, the Board, including a majority of the Independent Trustees, approved the appointment of GW&K as the subadvisor to the Fund on an interim basis to replace TAMRO and approved the Interim Subadvisory Agreement, with GW&K’s services beginning on the Implementation Date. On February 1, 2016, GW&K began serving as the subadvisor to the Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the in-person meeting held on January 11, 2016, the Board, including a majority of the Independent Trustees, also approved the longer-term appointment of GW&K as the subadvisor to the Fund and approved the New Subadvisory Agreement, subject to shareholder approval. In approving the Interim Subadvisory Agreement and the New Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of GW&K is in the best interests of the Fund. The Board’s determination to approve the appointment of GW&K as subadvisor of the Fund and to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement was based on a variety of factors and considerations, including (i) recommendation by Aston, which was based on its on-going evaluation of Fund characteristics and exposures and subadvisor performance and investment strategy, (ii) qualitative and quantitative analysis of GW&K’s organizational structure, investment process, style and long-term performance record, (iii) that the management fee paid by the Fund would not change as a result of the appointment of GW&K as subadvisor and that GW&K would receive the same rate of compensation under the Interim Subadvisory Agreement and New Subadvisory Agreement as TAMRO received under the Former Subadvisory Agreement and (iv) information provided to the Board about GW&K’s performance as subadvisor to other funds in the AMG Funds Family of Funds. The Investment Adviser has stated that its recommendation to hire GW&K was based on Aston’s belief that GW&K is a high quality investment adviser with a demonstrated ability to manage small market capitalization portfolios and to manage the overall risk of the Fund’s portfolio and would be appropriately suited to manage assets for the Fund. Accordingly, the Board, including a majority of the Independent Trustees, approved the hiring of GW&K and the adoption of the Interim Subadvisory Agreement, effective on the Implementation Date, for a term not to exceed 150 days after February 1, 2016 (as provided by Rule 15a-4), and, subject to shareholder approval, the adoption of the New Subadvisory Agreement. A form of the proposed New Subadvisory Agreement is attached as Appendix A and all references to the New Subadvisory Agreement herein are qualified in their entirety by reference to such appendix.

Description of the Interim Subadvisory Agreement

The terms of the Interim Subadvisory Agreement are similar, in all material respects (including with respect to subadvisory fee rate), as the terms of the Former Subadvisory Agreement, except for certain provisions described below that are intended to standardize the agreement with the current form of agreement used for newer Aston Funds. While the Former Subadvisory Agreement continued in effect from year to year for so long as its continuation is approved at least annually (a) by a majority of the Trustees who were not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund or (b) by the shareholders of the Fund or the Board, the Interim Subadvisory Agreement will continue in effect only until the earlier of 150 days from the Implementation Date or the date upon which shareholders approve the New Subadvisory Agreement. Like the Former Subadvisory Agreement, the Interim Subadvisory Agreement may be terminated by the subadvisor without penalty upon 60 days’ written notice to the Investment Adviser and Aston Funds and will terminate upon the termination of the investment advisory agreement with Aston. However, while the Former Subadvisory Agreement could be terminated upon 60 days’ written notice to the subadvisor that the Board, the Investment Adviser, or the shareholders of the Fund have terminated the agreement, the Interim Subadvisory Agreement may be terminated upon ten days’ written notice in such event.

The compensation terms under the Interim Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fee rates), as the terms of the Former Subadvisory Agreement, dated May 30, 2014, and Schedule A and Schedule B thereto, amended December 19, 2014. Under the terms of the Former Subadvisory Agreement, the subadvisor received an amount equal to the positive difference, if any, of (x) 50% of the advisory fee payable to the Investment Adviser with respect to the Allocated Assets (as such term is defined in the agreements) of the Fund (before deduction of the fee payable to the subadvisor) minus (y) the sum of: (i) 50% of any investment advisory fees waived by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, (ii) 50% of any reimbursement of expenses by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, and (iii) the Specified Percentage (as defined below) of any payments made by the Investment Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund; provided that such fee equaled 50% of the advisory fee payable to the Investment Adviser with respect to the Allocated Assets if average monthly net assets exceeded $625 million. If the foregoing calculation resulted in a negative amount, such amount would be payable by the subadvisor within 30 days of receipt of notice from the Investment Adviser, and notice included the basis for the calculation. Aston receives a management fee from the Fund at an annual rate of 0.90% of the Fund’s average daily assets, before any waivers or reimbursements.

Under the terms of the Former Subadvisory Agreement, the Specified Percentage meant the rate set forth in the table below, which percentage was determined monthly based on average monthly net assets of the Fund. If average monthly net assets exceeded a Trigger Level, as set forth in the table below, the subadvisor was responsible for the Specified Percentage for that level for as long as the Fund’s average monthly net assets remained in the corresponding Asset Range, as set forth in the table below. If the Fund’s average monthly net assets fell below the Asset Range corresponding to a Trigger Level, then the Specified Percentage was the rate corresponding to the new Asset Range, and such Specified Percentage would decrease only if the applicable higher Trigger Level was reached.

Trigger Level (Average Monthly Net Assets)	Asset Range (Average Monthly Net Assets)	Specified Percentage
$0	Less than $500 million	50%

$525 million	$500 million to $550 million	40%

$575 million	$550 million to $600 million	25%

$625 million	$600 million and higher	None

The Interim Subadvisory Agreement contains the same compensation terms as the Former Subadvisory Agreement.

In addition, the Interim Subadvisory Agreement includes the following additional provisions, in order to standardize the agreement with agreements for newer Aston Funds: (i) the Investment Adviser may terminate the agreement upon less than ten days’ notice to GW&K upon a material breach of the agreement or if the Board determines that other circumstances have, or likely will have, a material adverse effect on GW&K’s abilities to perform its obligations under the agreement; (ii) GW&K will maintain at all times during the term of the agreement insurance with reputable insurance carriers, in such amounts, covering such risks and liabilities, and with such deductibles and self-insurance as are consistent with customary industry practice; (iii) GW&K will pay expenses incurred by Aston Funds for any matters related to any transaction or event that is deemed to result in a change of control of GW&K or otherwise result in the assignment of the agreement under the 1940 Act; (iv) GW&K will not solicit or induce any of the Fund’s shareholders to withdraw investment in any series of Aston Funds during the term of the Agreement and for 18 months following termination; and (v) Aston and GW&K will indemnify each other from and against certain damages related to the performance of services by the other party under the Interim Subadvisory Agreement.

Description of the New Subadvisory Agreement

Services

Under the New Subadvisory Agreement, GW&K will agree, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Adviser and the Board, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of Aston Funds in the investments of the Fund. GW&K will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for Aston Funds in the same manner and with the same force and effect as Aston Funds might or could do with respect to the purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of the purchases, sales or transactions. GW&K will also make its officers and employees available to meet with Aston’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

Under the New Subadvisory Agreement, GW&K will exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which GW&K has investment management responsibility; provided that the exercise of the authority will be subject to periodic review by Aston and the Board, and provided, further that the authority may be revoked in whole or in part by Aston if required by applicable law. GW&K will exercise its proxy voting authority in accordance with the proxy voting policies and procedures as Aston Funds may designate from time to time. GW&K will provide the information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by Aston from time to time.

Under the New Subadvisory Agreement, GW&K, in connection with the management of the investment and reinvestment of the Fund, will be authorized to select the broker or dealers that will execute purchase and sale transactions for the Fund. GW&K will also render to the Board periodic and special reports that the Board may request with respect to matters relating to the duties of GW&K.

The Former Subadvisory Agreement contains similar terms, except that it contains less specificity with respect to proxy voting authority.

Compensation

The compensation terms under the New Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fee rates), as the terms of the Former Subadvisory Agreement. Under the New Subadvisory Agreement, GW&K would receive a subadvisory fee in an amount equal to the positive difference, if any, of (x) 50% of the advisory fee payable to the Investment Adviser with respect to the Allocated Assets (as such term is defined in the New Subadvisory Agreement) of the Fund (before reduction of the fee payable to GW&K) minus (y) the sum of: (i) 50% of any investment advisory fees waived by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, (ii) 50% of any reimbursement of expenses by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, and (iii) the Specified Percentage (as defined below) of any payments made by the Investment Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund, provided that such fee will equal 50% of the advisory fee payable to the Investment Adviser with respect to the Allocated Assets if average monthly net assets exceed $625 million. If the foregoing calculation results in a negative amount, such amount will be payable by GW&K within 30 days of receipt of notice from Aston, which notice shall include the basis for the calculation.

Under the terms of the New Subadvisory Agreement and the Former Subadvisory Agreement, the Specified Percentage means the rate set forth in the table below, which percentage shall be determined monthly based on average monthly net assets of the Fund. If average monthly net assets exceed a Trigger Level, as set forth in the table below, GW&K is responsible for the Specified Percentage for that level for as long as the Fund’s average monthly net assets remain in the corresponding Asset Range, as set forth in the table below. If the Fund’s average monthly net assets fall below the Asset Range corresponding to a Trigger Level, then the Specified Percentage shall be the rate corresponding to the new Asset Range, and such Specified Percentage would decrease only if the applicable higher Trigger Level is reached.

Trigger Level (Average Monthly Net Assets)	Asset Range (Average Monthly Net Assets)	Specified Percentage
$0	Less than $500 million	50%

$525 million	$500 million to $550 million	40%

$575 million	$550 million to $600 million	25%

$625 million	$600 million and higher	None

To illustrate the above schedule, the following examples are based on the current advisory fee of 0.90% and assume that fee and expense waivers paid by the Investment Adviser equal 0.03% and payments to intermediaries by the Investment Adviser equal 0.10%. Based on these assumptions, the following table illustrates the fee payable to GW&K:

Average Monthly Assets	Annual Sub-Advisory Fee Rate	Calculation
$510 million	0.385%	50% * 0.90% - [50% * 0.03% + 50% * 0.10%]

$570 million	0.395%	50% * 0.90% - [50% * 0.03% + 40% * 0.10%]

The fee paid to GW&K under the New Subadvisory Agreement and the Former Subadvisory Agreement is not paid by the Fund. As investment adviser to the Fund, the Investment Adviser is paid an advisory fee based on the average daily net assets of the Fund. Out of its fee, the Investment Adviser will pay GW&K the subadvisory fee. The approval of the New Subadvisory Agreement will not increase the management fee borne by Fund shareholders. Under the investment advisory agreement between Aston Funds and the Investment Adviser dated May 30, 2014, the Fund pays the Investment Adviser a fee at the annual rate of 0.90% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2015, the Fund paid the Investment Adviser $6,312,433 for advisory services provided to the Fund.

Other Terms

The terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement. Because the Former Subadvisory Agreement is based on the Aston Funds agreement, and the New Subadvisory Agreement is based on the form in effect for other funds in the AMG Funds Family of Funds subadvised by GW&K, there are some differences between the agreements. Among the differences between the agreements is that the Former Subadvisory Agreement was silent as to periodic review and revocation of the subadvisor’s voting authority, while the New Subadvisory Agreement provides that the exercise of the proxy voting authority will be subject to periodic review by the Investment Adviser and the Board; provided, further that the authority may be revoked in whole or in part by the Investment Adviser if required by applicable law. While the Former Subadvisory Agreement does not include a provision on agency status, the New Subadvisory Agreement states that, in the performance if its duties, GW&K is and will be an independent contractor and, except as expressly provided for in the agreement or otherwise, will have no authority to act for or represent the Fund or Aston Funds in any way or otherwise be deemed to be an agent of the Fund, Aston Funds or the Investment Adviser.

In addition, while the Former Subadvisory Agreement does not include a provision on cross transactions, the New Subadvisory Agreement states that GW&K may buy securities for the Fund at the same time it is selling the securities for another client account and may sell securities for the Fund at the time it is buying the securities for another client account, if it deems this to be advantageous, in each case, subject to applicable legal and regulatory requirements and in compliance with the procedures of Aston Funds. Under the New Subadvisory Agreement, the parties expressly acknowledge that GW&K may cause the Fund to enter into types of investment transactions (e.g., a long position on an index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index). Furthermore, while the Former Subadvisory Agreement does not include a provision on restricted transactions, the New Subadvisory Agreement states that the Investment Adviser will have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Adviser. The New Subadvisory Agreement states that GW&K will not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” (as defined in the 1940 Act) of GW&K without the prior written approval of the Investment Adviser, which will not be unreasonably withheld. Applicable law places limits on GW&K’s ability to engage in cross transactions and use affiliated brokers or otherwise engage in affiliated transactions that are similar to those contained in the New Subadvisory Agreement.

Whereas the Former Subadvisory Agreement did not discuss an expense limitation agreement, the New Subadvisory Agreement states that, subject to any expense limitation agreement, Aston Funds will assume and will pay (i) issue and transfer taxes chargeable to Aston Funds in connection with securities transactions to which the Fund is a party, and (ii) interest on borrowed money, if any. In addition, the New Subadvisory Agreement provides that Aston Funds will pay all brokers’ and underwriting commissions chargeable to Aston Funds in connection with securities transactions to which the Fund is a party. Whereas the Former Subadvisory Agreement provided that the subadvisor would act in conformity with “procedures and guidelines” of the Fund, the New Subadvisory Agreement states that GW&K will establish compliance procedures reasonably calculated to ensure compliance at all times with applicable rules, regulations and provisions of Aston Funds’ governing documents. In addition, the New Subadvisory Agreement provides that Aston Funds adopted a written code of ethics and GW&K agrees that it will, on a timely basis, furnish, to the Investment Adviser and Aston Funds, all reports and information required to be provided under the code of ethics.

The Former Subadvisory Agreement provided that the subadvisor was not protected against liability for its willful misfeasance, bad faith, or gross negligence or the reckless disregard of its obligations and duties, the New Subadvisory Agreement provides that GW&K is not protected against liability for its willful misfeasance, bad faith or negligence or the reckless disregard of its obligations and duties. While the Former Subadvisory Agreement was silent with respect to indemnification, the New Subadvisory Agreement provides that the Investment Adviser and GW&K will indemnify each other from and against certain damages related to the performance of services by the other party under the New Subadvisory Agreement to the extent such damages result from willful misfeasance, bad faith or negligence or the reckless disregard of obligations and duties. Finally, unlike the Former Subadvisory Agreement, the New Subadvisory Agreement contains a provision that each party represents and warrants to the other party that the execution, delivery and performance of the agreement does not violate any obligation to which the party is bound, duly authorized, and, when executed will be the legal, valid and binding obligation of the party.

The Former Subadvisory Agreement between Aston and TAMRO was not submitted for shareholder approval because TAMRO was appointed by the Board under Aston Funds’ manager-of-managers exemptive order, which did not require shareholder approval. The Board, including a majority of the Independent Trustees, last renewed the Former Subadvisory Agreement between Aston and TAMRO on December 10, 2015.

In accordance with Rule 15a-4 under the 1940 Act, Fund shareholders must approve the New Subadvisory Agreement on or before June 30, 2016 in order for GW&K to continue serving as subadvisor to the Fund on an uninterrupted basis following that date. If shareholders do not approve the New Subadvisory Agreement, the Board will take such action as it deems in the best interest of the Fund, including possible liquidation of the Fund.

Portfolio Managers

If shareholders of the Fund approve Proposal 1, it is expected that GW&K’s current portfolio management team that has managed the Fund under the Interim Subadvisory Agreement since February 1, 2016 will continue to manage the Fund’s assets.

GW&K manages the Fund using its small cap growth strategy. Daniel L. Miller, CFA and Joseph C. Craigen, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio under the Interim Subadvisory Agreement. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Craigen joined GW&K in 2008 and is a Vice President. He is a member of the GW&K Equity team analyzing small cap companies and is also a member of the firm’s Investment Committee. He started his investment career as an Equity Research Associate at Tucker Anthony from 1999 to 2001, and later held positions as an Equity Analyst at Needham & Company from 2001 to 2005 and at Citizens Funds from 2005 to 2008.

Board of Trustees Recommendation

At an in-person meeting held on January 11, 2016, the Board, and separately a majority of the Independent Trustees, voted to approve the Interim Subadvisory Agreement between the Investment Adviser and GW&K, the New Subadvisory Agreement between the Investment Adviser and GW&K (together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and GW&K provided to them, including performance information for the Fund and the Russell 2000® Growth Index and, with respect to GW&K, comparative performance information for the composite investment portfolio managed by GW&K in its small cap growth strategy (the “Small Cap Growth Strategy”). In considering the Agreements, the Trustees also considered the information provided to them regarding the nature, extent and quality of services provided by GW&K to the five other funds that GW&K sub-advises in the AMG Funds Family of Funds, and to be provided by GW&K under the Agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with their independent legal counsel the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined GW&K in 2008, serves as co-portfolio manager on two other funds subadvised by GW&K in the AMG Funds Family of Funds and is a Partner and Director of Equities at GW&K. The Trustees also noted that the other proposed portfolio manager joined GW&K in 2008, serves as a co-portfolio manager on one other fund subadvised by GW&K in the AMG Funds Family of Funds and is a Vice President at GW&K. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Trustees also considered GW&K’s risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of September 30, 2015, GW&K managed approximately $4.3 billion in assets across their equity business.

Performance. The Trustees considered information relating to the Fund’s performance and GW&K’s performance managing small cap strategies. Among other information relating to GW&K’s performance, the Trustees considered the performance of GW&K with respect to its Small Cap Growth Strategy, noting that, for the one-year period and the period since inception of the strategy (April 1, 2008), in each case, ended December 31, 2015, the annualized gross performance and annualized net performance of the Small Cap Growth Strategy exceeded the performance of the Russell 2000® Growth Index for the same periods. The Trustees considered that for the three-year and five-year periods, in each case, ended December 31, 2015, the annualized gross performance of the Small Cap Growth Strategy was slightly below and above, respectively, the performance of the Russell 2000® Growth Index and the annualized net performance of the Small Cap Growth Strategy, in each case, was below the performance of the Russell 2000® Growth Index for the same periods. The Trustees concluded that this performance record supported the approval of the Agreements.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Adviser, and not the Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of the Investment Adviser, such anticipated profitability might be directly or indirectly shared by the Investment Adviser. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Agreement was the same as the rate paid to TAMRO under the Former Subadvisory Agreement. The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the indirect benefits that GW&K may receive from GW&K’s relationship with the Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadvisor to the Fund. With respect to economies of scale, given that GW&K is being hired as a new subadvisor for the Fund, the Trustees did not consider potential economies of scale in the management of the Fund by GW&K to be a material factor in their deliberations at this time. In addition, with respect to fee comparisons, the Trustees noted that the fee rates to be charged by GW&K are the same as those charged by TAMRO under the Former Subadvisory Agreement with respect to the Fund. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Fund’s subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K has provided similar services to five other funds in the AMG Funds Family of Funds; (c) GW&K’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (d) GW&K is reasonably likely to execute its investment strategy consistently over time; and (e) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund. Accordingly, on January 11, 2016, the Trustees, and separately a majority of the Independent Trustees, voted to approve each Agreement. If the vote required to approve Proposal 1 is not obtained from the Fund’s shareholders, the New Subadvisory Agreement between the Investment Adviser and GW&K will not take effect, and the Trustees will consider what other actions to take with respect to the Fund.

The Trustees unanimously recommend that shareholders of the Fund vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF THE AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following sub-proposals, the Trustees also recommend that the shareholders of the Fund approve updates to, and the standardization of, certain of the fundamental investment restrictions of the Fund through the amendment of the restrictions as described below. The proposed changes are intended to update and standardize the Fund’s fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed changes are designed to provide the Fund’s subadvisor and the Board increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described below. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds more generally, by simplifying and making uniform the fundamental investment restrictions across most of the other funds in the AMG Funds Family of Funds. Furthermore, Aston has indicated that it has no present intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed if the proposal is approved. The Fund has fundamental investment objectives and policies that are not intended to be changed in connection with, and are beyond the scope of, this Proxy Statement.

As to sub-proposals 2.A and 2.B, the shareholders of the Fund will vote separately on a sub-proposal-by-sub-proposal basis. A list of the restrictions that would apply to the Fund if each sub-proposal is approved is set forth in Appendix B.

The 1940 Act requires registered investment companies like the Fund to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” The following chart sets forth the existing and proposed fundamental investment restrictions of the Fund with respect to borrowing and issuing senior securities and lending.

	Existing Fundamental Investment Restrictions for ASTON Small Cap Fund	Proposed Fundamental Investment Restrictions for ASTON Small Cap Fund
Borrowing	The Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund’s total assets.	The Fund may borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.
Lending	The Fund may not make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund’s investment objective and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.	The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Background

As noted above, the 1940 Act requires registered investment companies like the Fund to adopt “fundamental” investment restrictions governing certain of their investment practices. Under the 1940 Act, a “fundamental” policy of a Fund cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The differences between the current and proposed fundamental investment restrictions of the Fund are discussed below. The Investment Adviser believes that the fundamental investment restrictions as proposed to be amended preserve important investor protections while providing increased flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. There may be additional risks associated with such increased flexibility, as described below. Furthermore, Aston has indicated that it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed if the proposal is approved. To the extent that the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, require the Trust to seek a shareholder vote before changing the Fund’s fundamental investment restriction, the Trust will seek to obtain such shareholder vote.

2.A.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING AND ISSUING SENIOR SECURITIES

The 1940 Act requires the Fund to state the extent to which it may borrow money. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition to the foregoing borrowings, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

The 1940 Act also requires the Fund to state the extent to which it may issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). Generally, a “senior security” means any bond, debenture, note or similar instrument or obligation having priority over a fund’s common shares for purposes of distributions and the payment of dividends. Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations.

The Fund’s current fundamental investment restriction with respect to borrowing and issuing senior securities is as follows:

The Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund’s total assets.

If this sub-proposal is approved, the Fund’s new fundamental investment restriction with respect to borrowing and issuing senior securities would read:

The Fund may borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Fund amend its current fundamental restriction to allow the Fund to borrow money and issue senior securities to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to borrowing money and issuing senior securities across most of the other funds in the AMG Funds Family of Funds.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), eligible funds in the AMG Funds Family of Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Funds Family of Funds through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the AMG Funds Family of Funds permitting such interfund lending. No fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that a fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The Fund’s current fundamental investment restriction on borrowing does not permit the Fund to participate in the Interfund Lending Agreement. The proposed amendment to the Fund’s fundamental investment restriction with respect to borrowing would have the effect of increasing the Fund’s current ability to borrow money and of permitting the Fund to participate in the Interfund Lending Agreement to the same extent as other eligible funds in the AMG Funds Family of Funds. If this sub-proposal is approved, under current laws, as modified by the above mentioned SEC exemptive order, generally the Fund would be able to borrow through an Interfund Loan on an unsecured basis if its outstanding borrowings from all sources immediately after the interfund borrowing would total 10% or less of its total assets, and the Fund would be able to borrow through an Interfund Loan on a secured basis if its total outstanding borrowings immediately after the interfund borrowing would be greater than 10% of its total assets, provided that the Fund may not borrow through an Interfund Loan or from any other source if its total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the value of the Fund’s total assets. The Investment Adviser and the Board believe that the ability to engage in interfund lending is in the best interests of the Fund. The Investment Adviser has indicated that it has no current intention to change the investment strategy of the Fund in connection with this change in fundamental investment restriction.

2.B.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LENDING

The 1940 Act requires the Fund to state the extent to which it intends to make loans to other persons. Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

The Fund’s current fundamental investment restriction with respect to making loans is as follows:

The Fund may not make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund’s investment objective and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.

If this sub-proposal is approved, the Fund’s new fundamental investment restriction with respect to lending would read:

The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Fund amend its current fundamental restriction to allow the Fund to lend money to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to lending money across most of the other funds in the AMG Funds Family of Funds.

As discussed in Section 2.A above, to satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), eligible funds in the AMG Funds Family of Funds have entered into an Interfund Lending Agreement under which a fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Funds Family of Funds through a credit facility, subject to meeting the conditions of an SEC exemptive order granted to the AMG Funds Family of Funds permitting such interfund lending. No fund may lend more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund

Loans will consist only of uninvested cash reserves that the applicable fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The Fund’s current fundamental investment restriction regarding lending does not permit the Fund to participate in the Interfund Lending Agreement. The proposed amendment to the Fund’s fundamental investment restriction with respect to lending would have the effect of increasing the Fund’s current ability to lend money and permitting the Fund to participate in the Interfund Lending Agreement to the same extent as other eligible funds in the AMG Funds Family of Funds, to the extent permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief. If this sub-proposal is approved, under current laws, as modified by the above mentioned SEC exemptive order, generally the Fund would be able to lend up to 15% of its current net assets through the interfund lending credit facility, provided that the Fund’s Interfund Loans to any eligible fund in the AMG Funds Family of Funds does not exceed 5% of the lending Fund’s net assets. Under current laws, the Fund may not lend portfolio securities representing more than 33 1/3% of its total asset value (including the value of collateral received for loans of portfolio securities). The Investment Adviser and the Board believe that the ability to engage in interfund lending is in the best interests of the Fund. The Investment Adviser has indicated that it has no current intention to change the investment strategy of the Fund in connection with this change in fundamental investment restriction.

Board recommendation on Proposal 2

The Trustees unanimously recommend that shareholders vote “FOR” sub-proposals 2.A and 2.B

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting or any adjournment or postponement thereof, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Other Information

Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Fund.

Voting Information

Voting Procedures

Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting.

A quorum must be present at the Meeting for the transaction of business. Under the Trust Instrument, one-third of shares entitled to vote in person or by proxy constitutes a quorum at a shareholder meeting, except when a larger quorum is required by law or otherwise by the Trust Instrument. Further, unless otherwise provided by applicable law or the Trust Instrument, a majority of the shares voted in person or by proxy at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee. Pursuant to the Trust Instrument, shares of the Fund entitle their holders to one vote per share or a fractional vote for each fractional share. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Aston Funds as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of each proposal or sub-proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspectors of election will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and as to which the broker or nominee does not have the discretionary voting power on a particular matter, but for which the broker or nominee returns the proxy card or otherwise votes without actually voting on such matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Because these shares will be counted as present, but not as voting in favor of a proposal or sub-proposal, these shares will have the same effect as if they cast votes against a proposal or sub-proposal.

To the extent permitted by the Trust Instrument and Bylaws, the Meeting, by action of the Chairman of the meeting, may be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter. Upon motion of the Chairman of the meeting, the question of adjournment may be (but is not required to be) submitted to vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. Any adjourned session or sessions may be held without the necessity of further notice.

Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided under “Principal Holders and Management Ownership” below. The persons who are known to have owned beneficially or of record 5% or more of the Fund’s outstanding shares as of April 21, 2016 are also listed in the “Additional Information” section.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to a proposal or sub-proposal, your shares will be voted in accordance with management’s recommendation on such proposal or sub-proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the Trust Instrument, when any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Please see “Proxy Solicitation” below for more information regarding solicitation of proxies. If you plan to vote in person by attending the Meeting, please contact the Fund in writing at Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940, or by calling 1-800-992-8151 for directions.

Proxy Solicitation

Representatives of the Investment Adviser may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Adviser and GW&K.

D.F. King & Co., Inc., an ASTOne Company (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $20,000, plus expenses. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on each proposal and sub-proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 1-877-732-3621. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Required Vote

Each proposal and sub-proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal (or sub-proposal) present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal (or sub-proposal).

Shareholders Sharing the Same Address

The Fund will mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call the Fund at 1-800-835-3879. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact the Fund in writing at Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940, or by telephone at 1-800-992-8151, or contact your financial service firm. The Fund undertakes to deliver promptly upon written or oral request a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered.

Principal Holders and Management Ownership

The total number of shares of the Fund outstanding, as of the Record Date, and information concerning the shareholders who owned beneficially or of record 5% or more of the Fund’s outstanding securities, as of April 21, 2016, is set forth below.

ASTON Small Cap Fund

The Trust did not know of any person or entity who, as of April 21, 2016, “controlled” (within the meaning of the 1940 Act) the Fund. A party holding in excess of 25% of the outstanding voting securities of the Fund is presumed to be a “control person” (as defined in the 1940 Act) of the Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

As of the Record Date, the total number of shares outstanding for each class of the Fund is set forth in the table below:

ASTON Small Cap Fund Class N	ASTON Small Cap Fund Class I	Total
7,768,886.584	10,361,512.716	18,130,379.300

As of April 21, 2016, the following persons or entities owned of record 5% or more of each class of the Fund’s outstanding securities:

ASTON Small Cap Fund

Name and Address	Number of Shares	Percentage

Class N

Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	1,941,706.83	24.98%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	873,120.00	11.23%

DCGT as TTEE and/or CUST FBO PLIC Various Retirement Plans Omnibus (Bps 65) Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	737,024.91	9.48%

PIMS/Prudential Retirement As Nominee for the TTEE/CUST Pl 002 National Penn Bancshares, Inc. 645 Hamilton Street Suite 800 Allentown, PA 18101	587,331.91	7.56%

WTRISC Co IRA Omnibus Acct C/O ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002	402,772.84	5.18%

Class I

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310	6,134,646.32	59.19%

Vanguard Fiduciary Trust Co ABN AMRO Funds U/A DTD 12/31/02 PO Box 2600 Attn: Outside Funds Valley Forge, PA 19482	1,548,260.50	14.94%

Name and Address	Number of Shares	Percentage

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	699,281.64	6.75%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street-P08 Minneapolis, MN 55402-4400	619,978.86	5.98%

As of April 21, 2016, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the Fund’s outstanding shares.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Adviser, GW&K or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Adviser, GW&K or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

Information Regarding Similar Funds

The following table contains certain information about the funds for which GW&K provides investment advisory services that may have a similar investment objective and policies to the Fund.

Fund	Net Assets as of December 31, 2015	Sub-Advisory Fee	Has Compensation been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AMG GW&K Small Cap Growth Fund	$1,173,082	0.75%	Yes
AMG GW&K Small Cap Core Fund	$374,665,453	0.75%	Yes

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

/s/ Mark J. Duggan
Mark J. Duggan, Secretary
April 28, 2016

APPENDIX A

The Form of New Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Subadvisory Agreement, the Fund will take such steps as may be required by applicable law.

FORM OF

SUBADVISORY AGREEMENT

AGREEMENT made as of the      day of             , 2016 between ASTON ASSET MANAGEMENT, LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in Chicago, Illinois (the “Adviser”) and GW&K INVESTMENT MANAGEMENT, LLC, a limited liability company organized under the laws of The Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (the “Subadvisor”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadvisor is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, Aston Funds, a Delaware statutory trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust currently offers shares in the ASTON Small Cap Fund (formerly ASTON/TAMRO Small Cap Fund) (the “Fund”), such series together with all other series subsequently established by the Trust with respect to which the Subadvisor renders management and investment advisory services pursuant to the terms of this Agreement, being herein referred to as the “Fund”; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated as of May 30, 2014, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISOR.

(a) ASTON Small Cap Fund. The Adviser hereby employs the Subadvisor to provide investment advisory services to the ASTON Small Cap Fund with respect to the assets allocated to the Subadvisor (the “Allocated Assets”) for the period and on the terms herein set forth. The Subadvisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b) Additional Funds. In the event that the Trust establishes one or more series of shares other than the ASTON Small Cap Fund with respect to which the Adviser desires to retain the Subadvisor to render investment advisory services hereunder, the Adviser shall so notify the Subadvisor in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Subadvisor is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

2.	DUTIES OF ADVISER AND SUBADVISOR.

(i) Delivery of Documents. The Adviser has furnished the Subadvisor with true copies of each of the following:

(a) The Trust’s Trust Instrument and all amendments and supplements thereto (such Trust Instrument, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadvisor and approving the Advisory Agreement and this Agreement;

(d) The Trust’s Post-Effective Amendment to its Registration Statement on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 033-68666 and 811-08004) with respect to the Fund as filed with the Securities and Exchange Commission on February 27, 2015, and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadvisor from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadvisor hereunder with respect to the ASTON Small Cap Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

(ii) The Subadvisor, at its own expense, shall furnish the following services to the Trust with respect to each Fund:

(a) Investment Program. The Subadvisor is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadvisor shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadvisor will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadvisor is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadvisor gives any advice to its clients concerning the shares of a Fund, the Subadvisor will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadvisor, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadvisor will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadvisor shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadvisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadvisor with respect to the Fund and/or other accounts over which the Subadvisor exercises investment discretion. The Subadvisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadvisor may buy securities for a Fund at the same time it is selling such securities for another client account and may sell securities for a Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadvisor may effectuate cross transactions between a Fund and such other account if it deems this to be advantageous. The Subadvisor also may cause a Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Subadvisor, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the subject Fund and to such clients.

The Subadvisor will advise a Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadvisor shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadvisor giving proper instructions to the custodian, the Subadvisor shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadvisor shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadvisor agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Funds may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadvisor shall refrain from purchasing such securities for a Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadvisor shall not be liable to the Fund for so acting. In addition, the Subadvisor agrees that it shall not direct portfolio transactions for a Fund through any broker or dealer that is an

“affiliated person” of the Subadvisor (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadvisor with a list of brokers and dealers that are “affiliated persons” of the Funds.

(c) Reports. The Subadvisor shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadvisor set forth herein.

(iii) Notwithstanding anything to the contrary in this Agreement, the Subadvisor shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.	SUBADVISORY FEE.

As compensation for the services enumerated herein, the Adviser will pay the Subadvisor a fee with respect to the Allocated Assets, which shall be calculated and payable monthly in arrears based on the average daily net assets of the Fund as set forth in Schedule A to this Agreement.

For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus (as used herein, this term includes the related Statement of Additional Information).

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of such Fund for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadvisor will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadvisor

(i) shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadvisor and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISOR; INDEMNIFICATION.

Neither the Subadvisor nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadvisor shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadvisor or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadvisor’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadvisor nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadvisor or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadvisor or its Related Persons.

The Adviser shall indemnify the Subadvisor and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadvisor or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadvisor shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadvisor or any of its Related Persons.

7.	REPRESENTATIONS AND WARRANTIES.

(a) Adviser. The Adviser represents and warrants to the Subadvisor that (i) the retention of the Subadvisor by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b) Subadvisor. The Subadvisor represents and warrants to the Adviser that (i) the retention of the Subadvisor by the Adviser as contemplated by this Agreement is authorized by the Subadvisor’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadvisor or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadvisor and when executed and delivered by the Subadvisor will be the legal, valid and binding obligation of the Subadvisor, enforceable against the Subadvisor in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to the Small Cap Fund on or about             , 2016 (the “Effective Date”) and, with respect to any

additional Fund, on the date of receipt by the Adviser of notice from the Subadvisor in accordance with Paragraph 1(b) hereof that the Subadvisor is willing to serve as Subadvisor with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date with respect to the Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b) Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Trust.

(c) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Subadvisor, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadvisor shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Trustees of the Trust may deem appropriate.

(e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadvisor to the Adviser in connection with the Funds hereunder are not to be deemed exclusive, and the Subadvisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadvisor to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadvisor to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that Aston Asset Management, LLC has reserved the right to grant the nonexclusive use of the name “Aston Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “Aston Funds.” The name “Aston Funds” will continue to be used by the Trust so long as such use is mutually agreeable to Aston Asset Management, LLC and the Trust. The Subadvisor and the Trust acknowledge that the Trust shall cease using the name “Aston Funds” as a part of the Trust’s name and that the Subadvisor, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “Aston Funds.” Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, Aston Asset Management, LLC consents to the use of its name, including in connection with the name of the Trust or a Fund, in a representative client list in connection with the completion of marketing materials.

11.	MISCELLANEOUS.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	Aston Asset Management, LLC
120 North LaSalle Street, 25th Floor
Chicago, IL 60602
Facsimile No.: (312) 268-1380
Attention: Legal/Compliance

Subadvisor:	GW&K Investment Management, LLC
222 Berkeley Street, 15th Floor
Boston, MA 02116
Facsimile No.: (617) 236-1815
Attention: Compliance Department

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

(d) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadvisor have caused this Agreement to be executed as of the date first set forth above.

ASTON ASSET MANAGEMENT, LLC

By:
Name:
Title:

GW&K INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

ASTON FUNDS

By:
Name:
Title:

SCHEDULE A

ASTON SMALL CAP FUND

The Adviser shall pay to the Subadvisor an amount equal to the positive difference, if any, of (x) 50% of the advisory fee payable to the Investment Adviser with respect to the Allocated Assets of the Fund (before deduction of the fee payable to the Subadvisor) minus (y) the sum of: (i) 50% of any investment advisory fees waived by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, (ii) 50% of any reimbursement of expenses by the Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, and (iii) the Specified Percentage (as defined below) of any payments made by the Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund; provided that such fee shall equal 50% of the advisory fee payable to the Adviser with respect to the Allocated Assets if average monthly net assets exceed $625 million. If the foregoing calculation results in a negative amount, such amount shall be payable by the Subadvisor within 30 days of receipt of notice from the Adviser, which notice shall include the basis for the calculation.

The Specified Percentage means the rate set forth in the table below, which percentage shall be determined monthly based on average monthly net assets of the Fund. If average monthly net assets exceed a Trigger Level, the Subadvisor is responsible for the Specified Percentage for that level for as long as the Fund’s average monthly net assets remain in the corresponding Asset Range. If the Fund’s average monthly net assets fall below the Asset Range corresponding to a Trigger Level, then the Specified Percentage shall be the rate corresponding to the new Asset Range, and such Specified Percentage would decrease only if the applicable higher Trigger Level is reached.

Trigger Level (Average Monthly Net Assets)	Asset Range (Average Monthly Net Assets)	Specified Percentage
$0	Less than $500 million	50%
$525 million	$500 million to $550 million	40%
$575 million	$550 million to $600 million	25%
$625 million	$600 million and higher	None

APPENDIX B

PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

If Proposal 2 is adopted in full by the shareholders of the ASTON Small Cap Fund, the result will be that the Fund will be subject to the fundamental investment restrictions listed below.

Fundamental Investment Restrictions of ASTON Small Cap Fund

The Fund may not:

(1) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) As to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.

(5) Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.

(6) Purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon in accordance with the Fund’s investment objective and policies.

(7) Make investments in securities for the purpose of exercising control.

(8) Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

(9) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

(10) Invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the SAI.

The Fund may:

(11) Borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(12) Lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

B-1

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts
(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts
(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

ASTON SMALL CAP FUND

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 3, 2016

The undersigned hereby appoints Donald S. Rumery, Keitha L. Kinne and Mark J. Duggan and each or any of them, as proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of ASTON Small Cap Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of AMG Funds LLC, 600 Steamboat Road, Greenwich, CT 06803, on June 3, 2016 at 3:00 p.m., EST and at any adjournments or postponements thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ASTON FUNDS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSALS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSALS.

Please refer to the Proxy Statement for a discussion of the proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE

ASTON SMALL CAP FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

The Board of Trustees recommends a vote “FOR” the following:

Proposals:	FOR	AGAINST	ABSTAIN
1. Approval of a new subadvisory agreement between Aston Asset Management, LLC and GW&K Investment Management, LLC with respect to the Fund.	O	O	O

2. Amendment of fundamental investment restrictions of the Fund relating to

2a. Borrowing and Issuing Senior Securities	O	O	O

2b. Lending	O	O	O

3. Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE